                                                                    Exhibit 10.6

This Agreement between PREIT Services, LLC, Philadelphia, Pennsylvania, herein called the "Client" or "PREIT" and Crown American Hotels Company, Pasquerilla Plaza, Johnstown, Pennsylvania, herein called "C.A.H.C." is made effective as of the 20th day of November, 2003.

Client desires the Information Technology (IT) services described herein and both parties agree in respect to the provision of the services by C.A.H.C. and to the payment for those services by the Client, as set forth below:

Purpose

This agreement establishes the level of technical support provided through the C.A.H.C. IT department to the Client. The objective of the agreement is to provide a mutual understanding of support expectations for both parties.

Scope of Agreement

The Client engages C.A.H.C. to provide information technology support which includes but is not limited to operating and maintaining networking, telecommunications, hardware and applications (hereinafter sometimes "IT " or "Information Technology") and the equipment, machinery, devices, software and peripherals that serve as components of that Information Technology, located at and for so long as they remain at, other than with respect to remote connectivity, Pasquerilla Plaza, Johnstown, Pa 15901 ("Equipment"). Specifically, C.A.H.C. will work with the Client to provide IT support of the Equipment including, but not limited to performing the conversion of the former Crown American Properties L.P. corporate and property IT operations and systems to the Client's data center. Such IT support shall include:

Networking

>> Account management and resource allocation
      o Create, modify, or deactivate domain accounts or exchange accounts.
      o Create, modify, or deactivate shares, groups, distribution lists, and public folders.
      o Assign file shares.
      o Assign share permissions
      o Create, modify, or deactivate print queues.
      o Migrate user accounts, groups and share objects to new/established servers

>> Infrastructure
      o Maintain Wide Area Network (WAN).
      o Maintain existing local-area-network (LAN).
      o Maintain point to point connection with Client
      o Maintain Internet protocol (IP) addressing.
      o Perform routine Network Maintenance
      o Maintain Firewall.
      o Maintain phone system.
      o Maintain phone lines and cabling.
      o Maintain incoming and outgoing mail server software.

>> Security

      o Secure the physical plants; i.e., server rooms.
      o Provide anti-virus desktop and server support.

Hardware/Server Administration

>> Hardware

      o Troubleshoot hardware (server, workstation, cabling, ETC) failures
      o Replacement of failed components at Client's expense if not covered by warranty or maintenance agreements.

>> Server Administration

      o Monitor hardware resources, software resources, web servers, databases and supported applications; and analyze performance metrics collected from access and error logs and other technical diagnostics.
      o Perform scheduled maintenance.
      o Install OS, service packs, hot fixes, security, other server firmware updates, hardware, and/or hardware components as requested by Client
      o Administer and maintain the system software for Microsoft SQL Servers.
      o Add, modify, or delete users and groups as requested by Client.
      o Change default property values and create new properties for any system object as requested by Client.
      o Maintain access and error logs.
      o Run activity reports.
      o Create and delete databases as requested by Client.
      o Backup and restore databases.

>> Workstation Administration

      o Installation, configuration, and troubleshooting
            |X| Window 2000 and Windows XP workstation and printers
            |X| Virus protection software
            |X| Microsoft office products and other desktop applications

Application Support

     With respect to commercially available software or applications not developed by C.A.H.C. or its affiliates, if support of such applications or software proves to be beyond the capabilities of C.A.H.C's personnel as determined by the Client's director of Information Technology and C.A.H.C.'s Vice President of Information Technology, a third party may be engaged with written permission of Client at Client's expense. In no event, however, may C.A.H.C. engage a third party or incur any other expenses chargeable to Client without Client's express, written approval. C.A.H.C. shall supply all existing documentation to Client necessary to use the Information Technology effectively. C.A.H.C. hereby grants to Client and its affiliates, permission to duplicate all printed documentation for Client's or its affiliates' internal use. "Documentation" shall mean all materials, specifications, technical manuals, user manuals, flow diagrams, file descriptions and other written or electronic information that pertains to the Information Technology in connection with the IT support in C.A.H.C.'s possession or control.

         C.A.H.C. shall at all times ensure that its personnel are properly trained in the operation and use of the existing applications, software, hardware, peripherals and all related IT and Equipment and will designate a person properly trained in and knowledgeable about the use of such IT and Equipment to serve as PREIT's primary contact with C.A.H.C. for the services hereunder. C.A.H.C. shall devote such personnel as designated in Exhibit A, for so long as such personnel are employees of C.A.H.C., to rendering the IT support service and such resources as PREIT reasonably requests as necessary to the successful and timely support of the IT and Equipment consistent with the levels of support provided immediately prior to the merger of Crown American Realty Trust into and with PREIT and in any event in a professional manner consistent with industry standards reasonably applicable to such services.

         During the term of this agreement, C.A.H.C. shall provide and communicate to the Client all technical assistance reasonably requested for the use and operation of the IT and Equipment.

         C.A.H.C. shall provide on-the-job technical instruction to Client's designated employees to have them obtain and/or maintain the level of competence and experience consistent with the levels provided immediately prior to the merger of Crown American Realty Trust into and with PREIT, and in any event in a professional manner consistent with industry standards reasonably applicable to such services, to use and operate the IT and Equipment, as reasonably requested by PREIT during the term of this agreement. Such instruction shall be without additional cost to PREIT.

C.A.H.C. shall provide IT support services for the following:

>> Applications and products supported

------------------------------------------ --------------------------------- --------------------------------
           Description                          Software Title/C.A.H.C                  Platform
------------------------------------------ --------------------------------- --------------------------------
Core Accounting and
Property Management, job
costing
------------------------------------------ --------------------------------- --------------------------------
(GL, AP, AR, CM) - FR,DR                   CTI - CTI Limited                 AS/400
------------------------------------------ --------------------------------- --------------------------------
Fixed Assets                               FAS - Best Software               Client/Server, SQL
                                                                             Database
------------------------------------------ --------------------------------- --------------------------------
Desktop Productivity                       Microsoft Office XP
------------------------------------------ --------------------------------- --------------------------------
Project Management                         Project - Microsoft
------------------------------------------ --------------------------------- --------------------------------
Project Management                         Timberline                        Client/Server, SQL
------------------------------------------ --------------------------------- --------------------------------
CADD                                       Microstation J/V8 -
                                           Bently Software
------------------------------------------ --------------------------------- --------------------------------

------------------------------------------ --------------------------------- --------------------------------
           Description                          Software Title/C.A.H.C                  Platform
------------------------------------------ --------------------------------- --------------------------------
Omega                                      Gerber - Print on vinyl           Windows XP
                                           omega
------------------------------------------ --------------------------------- --------------------------------
Forecasting and Modeling                   Argus 10.0 Project
------------------------------------------ --------------------------------- --------------------------------
Check Reconciliation                       Pinnacle
------------------------------------------ --------------------------------- --------------------------------
General Liability Reporting                Frank Gates ALGL Gates
                                           2000
------------------------------------------ --------------------------------- --------------------------------
Sales Force Automation                     Sales Logix                       Client/Server
------------------------------------------ --------------------------------- --------------------------------
SEC Reporting                              Edgar Software
------------------------------------------ --------------------------------- --------------------------------
Option Tracking                            CMS
------------------------------------------ --------------------------------- --------------------------------
Automated Mall Sale Input
------------------------------------------ --------------------------------- --------------------------------
Antique Mall POS                           Marketware Software
                                           written by Dymond
                                           Enterprises
------------------------------------------ --------------------------------- --------------------------------
Convenience Centers                        QuickSell 2000 and
                                           PCCharge Payment Server
------------------------------------------ --------------------------------- --------------------------------
Document Mgmt & Imaging                    Application Extender 4.5 -        Client/Server, SQL
                                           Legato Software
------------------------------------------ --------------------------------- --------------------------------
Internal Custom Applications
(User Software)
------------------------------------------ --------------------------------- --------------------------------
Payroll                                    Custom                            AS/400
------------------------------------------ --------------------------------- --------------------------------
AR - Promotional and                       Custom                            AS/400
Temporary (specialty leasing)
------------------------------------------ --------------------------------- --------------------------------
Utility Billing                            Custom                            AS/400
------------------------------------------ --------------------------------- --------------------------------
Check Reconciliation                       Custom                            AS/400
------------------------------------------ --------------------------------- --------------------------------
Sales Reports                              Custom                            AS/400
------------------------------------------ --------------------------------- --------------------------------
Prepaid Tax/Insurance                      Custom                            AS/400
------------------------------------------ --------------------------------- --------------------------------
Delinquency                                Custom                            AS/400
------------------------------------------ --------------------------------- --------------------------------
Accident Reporting                         Custom                            AS/400
------------------------------------------ --------------------------------- --------------------------------
Purchase Orders                            Custom                            AS/400
------------------------------------------ --------------------------------- --------------------------------
Office Requisition                         Custom                            AS/400
------------------------------------------ --------------------------------- --------------------------------
ACH Generation - HR/Payroll                Custom                            AS/400
------------------------------------------ --------------------------------- --------------------------------
Store Open/Closing                         Custom                            AS/400
------------------------------------------ --------------------------------- --------------------------------
Leased/Owned Equipment                     Custom                            AS/400
------------------------------------------ --------------------------------- --------------------------------
Specialty Leasing Contract                 Custom                            ASP/SQL
Application
------------------------------------------ --------------------------------- --------------------------------
Permanent Lease Tracking                   Custom                            VB/ASP/SQL
------------------------------------------ --------------------------------- --------------------------------
Equipment Inventory                        Custom                            ASP/DB2
------------------------------------------ --------------------------------- --------------------------------
Expense Report Application                 Custom                            ASP/SQL
------------------------------------------ --------------------------------- --------------------------------
Ancillary Income                           Custom                            ASP/SQL
------------------------------------------ --------------------------------- --------------------------------
Lock Box Application                       Custom                            ASP/SQL
------------------------------------------ --------------------------------- --------------------------------
Survey Application                         Custom                            ASP/SQL
------------------------------------------ --------------------------------- --------------------------------
Intranet                                   Custom                            ASP/SQL
------------------------------------------ --------------------------------- --------------------------------

------------------------------------------ --------------------------------- --------------------------------
           Description                          Software Title/C.A.H.C                  Platform
------------------------------------------ --------------------------------- --------------------------------
Gift link 3rd party Gift                   Custom                            VB/ASP
Certificate Recon
------------------------------------------ --------------------------------- --------------------------------
Retail Tenant Directory                    3rd Party and custom              ASP
                                           interface
------------------------------------------ --------------------------------- --------------------------------
Web site                                   Customer                          IIS
------------------------------------------ --------------------------------- --------------------------------
3rd Party Applications
(System Software)
------------------------------------------ --------------------------------- --------------------------------
AS/400                                     OS400 V5R1M0                      AS/400
------------------------------------------ --------------------------------- --------------------------------
Server OS Software                         W2K - SP2                         INTEL
------------------------------------------ --------------------------------- --------------------------------
Server OS Software                         WINNT 4 SP6a (128)
------------------------------------------ --------------------------------- --------------------------------
W2K - SP2
------------------------------------------ --------------------------------- --------------------------------
Email Software                             Exchange 2000 - SP3               INTEL
------------------------------------------ --------------------------------- --------------------------------
Email Software                             Exchange 5.5 - SP4                INTEL
------------------------------------------ --------------------------------- --------------------------------
Database Software                          SQL Server 7.0 & 2000             INTEL
------------------------------------------ --------------------------------- --------------------------------
Firewall/Proxy                             ISA Server 3.0, Proxy 2.0         INTEL
------------------------------------------ --------------------------------- --------------------------------
Web Services                               IIS 4.0/5.0                       INTEL
------------------------------------------ --------------------------------- --------------------------------
Web Services                               IIS 5.0                           INTEL
------------------------------------------ --------------------------------- --------------------------------
Virus Software                             Network Associates EPO            INTEL
                                           2.5
------------------------------------------ --------------------------------- --------------------------------
SPAM Filtering                             Mail Essentials                   INTEL
------------------------------------------ --------------------------------- --------------------------------
Backup Software                            Veritas Netbackup 4.5GA           INTEL
------------------------------------------ --------------------------------- --------------------------------
Backup Software                            Veritas Backup Exec 8.60          INTEL
------------------------------------------ --------------------------------- --------------------------------
Remote Control Software                    pcAnywhere 8.0-10.0               INTEL
------------------------------------------ --------------------------------- --------------------------------

>> Software maintenance
      o Modify Client requested applications at the written request of Client (Custom Applications and modifications of CTI data only)
      o Assist with end-user issues
      o Troubleshoot and correct software defects affecting software listed in the preceding table, provided that C.A.H.C. shall not be required to modify or alter code or programming of proprietary third party software

>> Backup
      o Perform weekly full and daily differential data backup of data on the AS/400.
      o Perform weekly full and daily differential data backup of all Windows servers.
      o Secure backup media.
      o Perform data restores in case of data loss or corruptions.
      o Best efforts will be made, but from time to time, mechanical, technical or media failures may occur that could result in an interrupted Backup schedule

>> Corporate Web Site
      o Host Web applications complying with the standard network configuration

      o Maintain Microsoft Internet Information Server (IIS) web security configuration and settings.
      o Maintain access and error logs.

Conversion

>> Perform conversion tasks as assigned by Client
>> Provide and transfer data files, documentation, and reports for system conversions
>> Participate in conversion validation
>> Generate 1099s
>> Produce W-2s.
>> Perform application modifications on custom applications and modifications to CTI data only as requested by Client

Management Support

>> Maintain inventory of all equipment and licenses.
>> Manage day to day operations
>> Project Manage conversion tasks
>> Provide operations reporting to Client

Policies and Procedures

Hours of Operation

The standard hours of operations will be 8:00am to 5:00pm Monday through Friday excepting legal holidays. C.A.H.C. shall use reasonable diligence in addressing Client's IT support needs outside of the standard hours of operation, with C.A.H.C. acknowledging that a Severity 1 problem may require continuous IT support outside of the standard hours of operations. Additional access to IT support outside of the standard hours of operation, in excess of 48 hours per week for any individual listed in Exhibit A, will be billed to the Client on an as requested basis based on the hourly overtime rates for the personnel listed in Exhibit A, based upon a 40 hour work week for such personnel.

Call Management Process

A problem-ticket system provided by Client will be used by all support team levels (where approval and technical access has been granted) to record and track all problem reports, inquires, or other types of calls received by Level 1 support. This provides the ability to produce metrics with regard to this agreement. C.A.H.C. shall be responsible for routing all requests for conversion related tasks to the appropriate C.A.H.C. application specialist.

Levels of Support

There are three levels of support provided for under this agreement. These levels, which are integrated into the support process, are defined below. If C.A.H.C. requires assistance from the Client in fulfilling C.A.H.C.'s obligations under this agreement, C.A.H.C. should follow the same procedures as described below, utilizing the Client's help desk and appropriate programming resources.

o Level 1--This is support provided by the appropriate help desk when it receives the Support Request from their Client. This represents generalist support. If this level of support cannot resolve the problem, the Support Request is passed to Level 2 support, which is the infrastructure support specialists.

o Level 2--This is support provided by an infrastructure support or subject matter specialist. This level of support does not perform code modifications, if required to resolve the problem. Operational issues will be resolved at this level. If resolution requires code modification, the Support Request is passed to Level 3 support.

o Level 3--This is support provided by an application support specialist. This level of support does perform code modifications if required to resolve the problem (Internal custom applications only). This level of support will interact directly with the Client's application expert for conversion tasks.

Acceptable Response Time

The following characteristics are used to identify the severity of a problem report:

o    Business and financial exposure
o    Work outage
o    Number of clients affected
o    Workaround
o    Acceptable resolution time

It is not necessary (nor is it likely) to have perfect match of each characteristic to categorize a problem report at a particular severity level. A given problem must be judged against each of the characteristics to make an overall assessment of which severity level best describes the problem.

The characteristics below do not cover conversion requests. Severity levels for conversion requests may carry a different set of characteristics and weightings which is determined by both parties when the request is made.

  -------------------------------------------------------------------------------------------------------------
             Severity 1                 Severity 2                 Severity 3
             (Critical)                   (High)                     (Medium)
  -------------------------------------------------------------------------------------------------------------
  Business and financial exposure
  --------------------------------   ------------------------ -------------------------- ----------------------
       The application               The application          The application
       failure creates a             failure creates a        failure creates a low
       serious business and          serious business and     business and
       financial exposure.           financial exposure.      financial exposure.
  --------------------------------   ------------------------ -------------------------- ----------------------

  -------------------------------------------------------------------------------------------------------------
             Severity 1                 Severity 2                 Severity 3
             (Critical)                   (High)                     (Medium)
  -------------------------------------------------------------------------------------------------------------
  Work Outage
  --------------------------------   ------------------------ -------------------------- ----------------------
       The application failure       The application failure  The application failure
       causes the client to be       causes the client to be  causes the client to be
       unable to work or             unable to work or        unable to perform some
       perform some significant      perform some significant small portion of their
       portion of their job.         portion of their job.    job, but they are still
                                                              able to complete most
                                                              other tasks. May also
                                                              include questions and
                                                             requests for information.
  -----------------------------------------------------------------------------------------------------------------
  Number of Clients Affected
  -----------------------------------------------------------------------------------------------------------------
       The application failure    The application failure    The application failure    .
       affects a large number     affects a large number     affects a small number
       of clients.                of clients.                of clients.
  -----------------------------------------------------------------------------------------------------------------
  Workaround
  -----------------------------------------------------------------------------------------------------------------
       There is no acceptable     There is an acceptable     There may or may not be    .
       workaround to the          and implemented            an acceptable workaround
       problem (i.e., the job     workaround to the          to the problem.
       cannot be performed in     problem (i.e., the job
       any other way).            can be performed in some
                                  other way).
  -----------------------------------------------------------------------------------------------------------------
  Response Time
  -----------------------------------------------------------------------------------------------------------------
       Within one hour.           Within four hours.         Within eight hours or by
                                                             next business day (EST).
  -----------------------------------------------------------------------------------------------------------------
  Resolution Time
  -----------------------------------------------------------------------------------------------------------------
       C.A.H.C. shall             The maximum                The maximum
       devote such                acceptable                 acceptable                 .
       personnel and              resolution time is         resolution time is
       resources to               one business day           eight business days
       resolution consistent      unless, employing due      unless, employing
       with the exigency          diligence, the failure     due diligence, the
       of this Severity level     cannot be resolved within  failure cannot be
                                  business day.              resolved within eight
                                                             business days.
  ---- -------------------------- -------------------------- -------------------------- ---------------------------

Escalation Procedures

In the event there is a dispute regarding response time or severity level, the VP of C.A.H.C.'s Information Technology department and the Client's director of Information Technology will work together to resolve the conflict. If they are unable to resolve the issue, it will be brought to the CEOs of both companies for issue resolution.

Support Metrics Package

Metrics reporting against the resolution targets identified above will focus on the time to resolve tickets by application and severity. This metric will include the support and conversion requests that are transferred to C.A.H.C. for resolution. They will not include support requests that are resolved by other organizations. The metrics will be reported via existing standard problem-ticket system reports provided by Client as available.

C.A.H.C. acknowledges that its performance under this agreement consistent with Response Time and Resolution Time provided above, is the essence of this agreement. C.A.H.C.'s two consecutive failures ("Failure") to provide such performance consistent with the requirements of this agreement, shall entitle PREIT to a discount or rebate, in PREIT's sole discretion, of five percent (5%) of the monthly payment by PREIT to C.A.H.C. provided for in this agreement for the Failure.

Access

The Client will provide C.A.H.C. with all information, facilities and services reasonably required by C.A.H.C. to enable it to perform its obligations under this agreement effectively. Without limitation C.A.H.C. will provide the Client access to all Client's information and Client's resources, when required.

     Data Integrity Measures

     C.A.H.C and Client shall use virus-detection and protection software, and if either party determines that a virus has been introduced into the supported software applications, it will promptly notify the other party and use its commercially reasonable efforts to eradicate the virus as promptly as reasonably practicable. C.A.H.C. shall install such virus-detection and protection software as Client reasonably requests. If Client requires additional virus-detection and protection software, Client shall bear the cost of procuring such software.

INDEMNITY.

         Each party (the "indemnitor") shall indemnify and hold harmless each other party and its affiliates, directors, officers, employees and agents (collectively, the "indemnitee") against any and all losses, liabilities, judgments, awards and reasonable costs and expenses (including costs of investigation and legal fees and expenses) arising out of or related to any third party claim for personal injury or property damage arising from or in connection with the services provided under this agreement to the extent that such injury or damage was caused by an act or omission of the indemnitor or its employees or agents, including any damages finally awarded attributable to such claim and any reasonable expense incurred by indemnitee in assisting indemnitor in defending against such claim; provided, however, that indemnitee gives indemnitor: (a) written notice within a reasonable time after indemnitee is served with legal process in an action asserting such claims, provided that the failure or delay to notify indemnitor shall not relieve indemnitor from any liability that it may have to indemnitee hereunder so long as the failure or delay shall not have prejudiced the defense of such claim; (b) reasonable assistance in defending the claim; and (c) sole authority to defend or settle such claim. In the event indemnitor elects not to defend any such claim, indemnitee shall have the option but not the duty to reasonably settle or defend the claim at its cost and indemnitor shall indemnify indemnitee for such settlement or any damages finally awarded against indemnitee attributable to such claim, reasonable costs and expenses (including costs of investigation and reasonable legal fees and expenses), and interest on such recoverable funds advanced.

Staffing

C.A.H.C. will provide the appropriate level of staffing required to meet the obligations of this agreement within the current skill sets and resources of those individuals listed in Exhibit A. If there is a reduction in C.A.H.C. staffing that affects the level of support of this agreement the Client has the right to request a renegotiation of the monthly fee in proportion to the reduced level of support. The Client will make available the necessary resources, in Client's sole discretion, to work with C.A.H.C. staff members.

General Terms and Conditions

Term of Agreement/Disposition of Equipment

The term of this agreement shall be for six months. In addition, Client shall have the option to renew this agreement, upon the same terms and conditions, except for the payment to be made to C.A.H.C. by Client, which payment shall be calculated as provided in this paragraph or the "Payment Terms" paragraph. Such renewal shall occur on 30 days notice by Client to C.A.H.C. and be month to month, for a maximum of three months, following the initial six month term. For each month beyond the initial six month term for which this agreement is renewed, Client shall pay C.A.H.C. the amount provided in the "Payment Terms" paragraph herein, less the value of any personnel identified in Exhibit A who is no longer providing IT support to Client during any renewal period. Following termination of this agreement, C.A.H.C. shall have 30 days to notify Client whether C.A.H.C. will purchase from Client, assume the lease payments for or meet the buyout terms for, as set forth in Exhibit B, items of Equipment. Following the expiration of C.A.H.C.'s right to purchase, assume the lease payments for or meet the buyout terms for items of Equipment, Client shall have 90 days in which to exercise its right, in its complete discretion, to retain or dispose of items of Equipment not purchased by C.A.H.C. or for which C.A.H.C.

has not assumed lease payments or met the buyout terms and such Equipment may remain at the Pasquerilla Plaza, Johnstown, Pennsylvania site for that 90 period. The owner of any item of Equipment shall bear all costs of disposal, packing and shipping costs for such item. AS TO ANY ITEM OF EQUIPMENT THAT C.A.H.C. PURCHASES, ASSUMES THE LEASE FOR OR OBTAINS FROM CLIENT UPON THE EXPIRATION OR TERMINATION OF THIS AGREEMENT, CLIENT MAKES NO WARRANTY, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ARISING FROM COURSE OF DEALING OR USAGE OF TRADE.

Termination of Agreement

In the case of a termination by reason of a material breach not cured within thirty days following notice committed by either party, the non-breaching party shall be entitled to a pro rata refund of any fees paid or owing for the balance of the terminated term.

Payment Terms

Subject to the second paragraph of this "Payment Terms" provision, the Client agrees to pay C.A.H.C. in advance at its office in Johnstown on a monthly basis due on the first business day of each month in the amount of $18,360.00 for the first six months of this agreement. The first payment from Client to C.A.H.C. for the initial six month term of this agreement, will be due on the first business day of the first full month following the merger of Crown American Realty Trust into and with PREIT, and will include the prorated portion of the previous month's charges in addition to the current full month's charges. After an initial six month period and any renewal periods, the Client shall no longer be required to make any further payments to C.A.H.C. for IT support or for any other reason except upon such terms as the parties mutually agree nor shall C.A.H.C. be required to provide any additional services unless the terms, including payment, are agreed to by the parties.

The parties shall negotiate in good faith to set the level of the monthly fee owing from the Client to C.A.H.C. during the initial six month term of this agreement, under the following circumstances: a) one or more personnel whose name and value is identified in Exhibit A is no longer employed by C.A.H.C. so that Client no longer receives the benefit of that employee's services and C.A.H.C. cannot fill the position with an employee of commensurate ability or b) C.A.H.C. reduces its usage of some or all of the Equipment from the levels reflected in Exhibit C. so that C.A.H.C. no longer receives the value assigned in Exhibit C to the use of the Equipment.

Ownership of Data

The information contained in the Client's database files is the property of the Client and shall be returned to the Client at the expiration or earlier termination of this Agreement.

Ownership of Equipment and Software

Client acknowledges that it owns no rights, including but not limited to copyright, in or to the custom application software including patches, updates and all other collateral material relating to the custom application software ("Custom Application Rights") or in and to any modifications to third party software identified in Exhibit D designated "Hotel Only" or, in the case of software designated "REIT and Hotels" in the "Hotel" version of such software. C.A.H.C. acknowledges that it owns no rights, including but not limited to copyright, in or to the Custom Application Rights or in and to any modifications to third party software identified in Exhibit D in the case of software designated "REIT and Hotels," in the "REIT" version of such software. C.A.H.C. acknowledges that the data, files and other information of the Client contains trade secrets that C.A.H.C. agrees to hold in trust and confidence at the same level of confidentiality that C.A.H.C. maintains for its own confidential material, but in any event, at no less a standard than is reasonable. C.A.H.C. agrees to provide to Client all source code that it possesses that is for or related to the application software and/or Custom Application Rights. C.A.H.C. shall insure the integrity of all applications, their source and object code and Custom Application Rights and no access will be given to such materials by any non- C.A.H.C. personnel at any time without prior consent by the Client.

Confidentiality

C.A.H.C shall treat as confidential any information it receives relating in any way to the business of the Client. C.A.H.C may not copy any such information or disclose it to any other person without the Client's written consent.

C.A.H.C may make use of this confidential information only for the purpose and to the extent required to enable C.A.H.C to perform its obligations under this agreement.

Warranties and Remedies

C.A.H.C. warrants that it has the ability to render the IT support services described in this agreement and that the services will be performed in a professional manner consistent with industry standards reasonably applicable to such services. If, as a result of gross C.A.H.C. negligence or willful misconduct, the Client's property or equipment is damaged, C.A.H.C. will reimburse the Client for that portion of any damages for which C.A.H.C. is found to be liable by a Court of competent jurisdiction, not to exceed the total amount of fees paid to C.A.H.C. by Client at the time the damage occurred.

Force Majeure

Neither party shall be held liable for damages caused by delay or failure to perform hereunder when such delay or failure is due to acts of God or any other causes beyond its control.

Validity

In the event any provision of this Agreement is deemed invalid or unenforceable, all remaining provisions shall remain valid and enforceable.

Governing Law

This agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

Entirety of Agreement.

This agreement contains the entire understanding between the parties concerning the subject matter of this Agreement and supersedes: a) existing intra-company agreements including without limitation the Agreement for On-line Data Processing Services dated January 1, 2003 between C.A.H.C. and Crown American Properties L.P. and b) all prior understandings and agreements, whether oral or written, between C.A.H.C. and Client with respect to the subject matter hereof and thereof. There are no representations, warranties, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this agreement and such other documents and instruments which are not fully expressed herein or therein.

Amendments.

This agreement may be amended, and the terms hereof may be modified, only by a writing executed by each party hereto, and any matter referred to herein as mutually agreed to or designated by the parties must be evidenced by such a writing.

Notice.

Any notice, demand or communication required, permitted, or desired to be given hereunder shall be deemed effectively given when faxed or when received by receipted overnight courier, or five (5) days after being deposited in the United States mail, with postage prepaid thereon, certified or registered mail, return receipt requested, addressed as follows:

                  Client:

                                    Pennsylvania Real Estate Investment Trust
                                    200 South Broad St.
                                    Philadelphia, PA  19102
                                    Fax: 215-546-7311
                                    ATTN:  Ms. Helane Stein

                  C.A.H.C.:

                                    Crown American Hotels Company
                                    Pasquerilla Plaza
                                    Johnstown, PA 15901
                                    Fax:  814-536-9591
                                    ATTN:  Mr. Jim Pendleton
or to such other address, and to the attention of such other person or officer as any party designates in writing at least five days before such notice, demand or communication being given.

Benefit; Assignment.

Subject to express provisions herein to the contrary, this Agreement shall inure to the benefit of and be binding upon the parties and their respective legal representatives, successors and permitted assigns, and the rights and obligations of the parties hereunder shall survive the sale or other transfer of substantially all of the capital stock or assets of any party or a change in control of any party. Notwithstanding the foregoing, C.A.H.C. shall not be entitled to assign its rights and obligations under this Agreement, without the express consent of Client.

Waiver and Consents.

Any waiver of any provision of this Agreement and any consent given hereunder must be in writing signed by the party sought to be bound. The waiver by any party of breach or violation of any provision of this Agreement shall not operate as, or be construed to constitute, a waiver of any subsequent breach or violation of the same or any other provision hereof.

Construction.

Inasmuch as this Agreement is the result of negotiations among sophisticated parties of equal bargaining power represented by counsel, no inference in favor of, or against, any party shall be drawn from the fact that any portion of this Agreement has been drafted by or on behalf of such party. The Section headings of this Agreement are for convenience of reference only and do not form a part hereof and do not in any way modify, interpret or construe the intention of the parties.

Counterparts.

This Agreement, and any document or instrument required or permitted hereunder, may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the Effective Date.

Signature: /s/ Ronald J. Hamilton                   Signature: /s/ Bruce Goldman
           ----------------------                              -----------------
         Ronald J. Hamilton                                  Bruce Goldman
         Vice President and Chief Financial Officer          Vice President and
         Crown American Hotels Company (as to the entire     General Counsel
         agreement)                                          PREIT Services, LLC


         Vice President and Chief Finanical Officer
         Crown American Properties L.P. by Crown American
         Investment Company, its sole General Partner (as to the
         "Entirety of the Agreement" paragraph only)

Date: November 20, 2003                                  Date: November 20, 2003





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